Exhibit 99.2

AVITA Medical Announces Results of 2022 Annual Meeting of Stockholders

VALENCIA, Calif. and MELBOURNE, Australia, December 12, 2022 (United States) / December 13, 2022 (Australia) (GLOBE NEWSWIRE) — AVITA Medical, Inc. (NASDAQ: RCEL, ASX: AVH) (Company), a regenerative medicine company leading the development and commercialization of first-in-class devices and autologous cellular therapies for skin restoration, today announced the results of its 2022 Annual Meeting of Stockholders, which was held virtually on December 12, 2022 (United States) (being December 13, 2022 in Australia).

Election of Directors: All five directors named in the Company’s proxy statement dated October 19, 2022 (Proxy Statement) were elected or re-elected, as applicable, to serve on the Company’s Board of Directors: Louis Panaccio, Chair; James Corbett, Executive Director and CEO; Professor Suzanne Crowe, Director; Jeremy Curnock Cook, Director; and Jan Stern Reed, Director.

Appointment of Independent Auditors: Stockholders approved the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as described in the Proxy Statement.

Amendments to the Company’s Amended and Restated Bylaws: Stockholders did not approve the proposal to amend the Company’s Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings, as the number of votes required to approve the proposal was not reached.

Issuance of Securities to Mr. Louis Panaccio: Stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Professor Suzanne Crowe: Stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Mr. Jeremy Curnock Cook: Stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Ms. Jan Stern Reed: Stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the

Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Mr. James Corbett: Stockholders approved the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of the grant) to Mr. James Corbett on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Advisory Vote to Approve Compensation of Named Executive Officers: Stockholders voted in favor of the non-binding advisory vote to approve the compensation of the Company’s named executive officers.

The final votes have been reported in a Form 8-K that was filed with the Securities and Exchange Commission earlier today. The filing can be found on the Company’s website at https://ir.avitamedical.com/financials/sec-filings.

The voting results of the Annual Meeting of Stockholders for the purposes of ASX Listing Rule 3.13.2 are attached to this announcement.

Authorized for release by the Chief Executive Officer of AVITA Medical, Inc.

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ABOUT AVITA MEDICAL, INC.

AVITA Medical® is a regenerative medicine company leading the development and commercialization of devices and autologous cellular therapies for skin restoration. The RECELL® System technology platform, approved by the FDA for the treatment of acute thermal burns in both adults and children, harnesses the regenerative properties of a patient’s own skin to create Spray-On Skin™ cells. Delivered at the point-of- care, RECELL enables improved clinical outcomes and validated cost savings. RECELL is the catalyst of a new treatment paradigm and AVITA Medical is leveraging its proven and differentiated capabilities to develop first-in-class cellular therapies for multiple indications, including soft tissue repair and repigmentation of stable vitiligo lesions.

AVITA Medical’s first U.S. product, the RECELL System, was approved by the U.S. Food and Drug Administration (FDA) in September 2018. The RECELL System is approved for acute partial-thickness thermal burn wounds in patients 18 years of age and older or application in combination with meshed autografting for acute full-thickness thermal burn wounds in pediatric and adult patients. In February 2022, the FDA reviewed and approved the PMA supplement for RECELL Autologous Cell Harvesting Device, an enhanced RECELL System aimed at providing clinicians a more efficient user experience and simplified workflow.

The RECELL System is used to prepare Spray-On Skin™ Cells using a small amount of a patient’s own skin, providing a new way to treat severe burns, while significantly reducing the amount of donor skin required. The RECELL System is designed to be used at the point of care alone or in combination with autografts depending on the depth of the burn injury. Compelling data from randomized, controlled clinical trials conducted at major U.S. burn centers and real-world use in more than 15,000 patients globally, reinforce that the RECELL System is a significant advancement over the current standard of care for burn patients and offers benefits in clinical outcomes and cost savings. Healthcare professionals should read the INSTRUCTIONS FOR USE - RECELL Autologous Cell Harvesting Device (https://recellsystem.com) for a full description of indications for use and important safety information including contraindications, warnings, and precautions.

In international markets, our products are approved under the RECELL System brand to promote skin healing in a wide range of applications including burns, soft tissue repair, vitiligo, and aesthetics. The RECELL System is TGA-registered in Australia, received CE-mark approval in Europe and has PMDA approval in Japan.

To learn more, visit www.avitamedical.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “intend,” “could,” “may,” “will,” “believe,” “estimate,” “look forward,” “forecast,” “goal,” “target,” “project,” “continue,” “outlook,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements concerning, among other things, our ongoing clinical trials and product development activities, regulatory approval of our products, the potential for future growth in our business, and our ability to achieve our key strategic, operational and financial goal. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the timing of regulatory approvals of our products; physician acceptance, endorsement, and use of our products; failure to achieve the anticipated benefits from approval of our products; the effect of regulatory actions; product liability claims; risks associated with international operations and expansion; and other business effects, including the effects of industry, economic or political conditions outside of the company’s control. Investors should not place considerable reliance on the forward-looking statements contained in this press release. Investors are encouraged to read our publicly available filings for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and we undertake no obligation to update or revise any of these statements.

This press release was authorized by the review committee of AVITA Medical, Inc.

FOR FURTHER INFORMATION:

Investors & Media
AVITA Medical, Inc.
Jessica Ekeberg
Phone +1-661-904-9269 investor@avitamedical.com media@avitamedical.com

PR 2022AGM 12122022

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AVITA Medical, Inc.

Annual Meeting of Shareholders

December 12, 2022 (United States) / December 13, 2022 (Australia)

Voting Results

The following information is provided for the purposes of ASX Listing Rule 3.13.2.

Resolution details	Instructions given to validly appointed proxies (as at proxy close)				Number of votes cast on the poll			Resolution result
Resolution	For	Against	Proxy’s discretion	Abstain	For	Against	Abstain*	Carried / not carried
Resolution 1: Election of Directors to serve a one-year term	9,299,761	0	0	1.685,226	9,299,761	0	1,685,226	Carried
Louis Panaccio, Non- Executive Chairman of the Board of Directors	84.66%	0%	0%	15.34%	84.66%	0%	15.34%

Resolution 1: Election of Directors to serve a one-year term	10,360,740	0	0	624,247	10,360,740	0	624,247	Carried
James Corbett, Executive Director and Chief Executive Officer	94.32%	0%	0%	5.68%	94.32%	0%	5.68%

Resolution 1: Election of Directors to serve a one-year term	9,803,894	0	0	1,181,093	9,855,810	0	1,181,093	Carried
Jeremy Curnock Cook, Non-Executive Director	89.25%	0%	0%	10.75%	87.45%	0%	10.75%

Resolution 1: Election of Directors to serve a one-year term	9,216,541	0	0	1,768,446	9,216,541	0	1,768,446	Carried
Professor Suzanne Crowe, Non-Executive Director	83.90%	0%	0%	16.10%	83.90%	0%	16.10%
Resolution 1: Election of Directors to serve a one-year term Jan Stern Reed, Non-Executive Director	9,926,444 90.36%	0 0%	0 0%	1,058,543 9.64%	9,926,444 90.36%	0 0%	1,058,543 9.64%	Carried

Resolution 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2022.	12,430,789 96.26%	224,743 1.74%	0 0%	258,367 2.00%	12,430,789 96.26%	224,743 1.74%	258,367 2.00%	Carried

Resolution 3: To approve amendments to the Company’s Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings.	9,587,285 87.27%	956,344 8.71%	0 0%	441,358 4.02%	9,587,285 87.27%	956,344 8.71%	441,358 4.02%	Not Carried**

Resolution 4: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

7,637,405 69.52%	2,735,159 24.90%	0 0%	612,423 5.58%	7,637,405 69.52%	2,735,159 24.90%	612,423 5.58%	Carried

Resolution 5: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

7,656,800 69.71%	2,666,551 24.27%	0 0%	661,636 6.02%	7,656,800 69.71%	2,666,551 24.27%	661,636 6.02%	Carried

Resolution 6: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

7,612,792 69.31%	2,745,543 24.99%	0 0%	626,652 5.70%	7,612,792 69.31%	2,745,543 24.99%	626,652 5.70%	Carried

Resolution 7: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

7,657,643 69.71%	2,674,563 24.35%	0 0%	652,781 5.94%	7,657,643 69.71%	2,674,563 24.35%	652,781 5.94%	Carried

Resolution 8: To approve the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of the grant) to Mr. James Corbett on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

8,476,617 77.17%	1,869,887 17.02%	0 0%	638,483 5.81%	8,476,617 77.17%	1,869,887 17.02%	638,483 5.81%	Carried

Resolution 9: Advisory vote to approve the compensation of the Company’s named executive officers.	7,832,181 71.30%	2,381,954 21.68%	0 0%	770,852 7.02%	7,832,181 71.30%	2,381,954 21.68%	770,852 7.02%	Carried

*

Votes relating to a person who abstained on Resolution 1 or any of Resolutions 4 - 8 (as applicable) were not counted in determining whether or not the required majority of votes were cast for or against that Resolution. Votes relating to a person who abstained on Resolutions 2, 3 or 9 (as applicable) were counted as votes “AGAINST” that Resolution in determining whether or not the required majority of votes were cast for or against that Resolution.

**	Resolution 3 was not carried as the number of votes required to approve the proposal was not reached.